 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2005

Tasty Baking Company
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5084	23-1145880
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Hunting Park Avenue, Philadelphia, Pennsylvania	19129
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 221-8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a
Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a press release and Form 8-K dated July 28, 2005, the New York Stock Exchange (“NYSE”) announced in June 2005 that it has changed certain continued listing criteria, including increased requirements for market capitalization and shareholders’ equity. Based on an initial assessment period ending July 29, 2005, Tasty Baking Company (the “Company”) received notice from the NYSE on August 1, 2005, that the Company is currently below the increased continued listing standard under Section 802.01B. Under the new continued listing requirements, as they apply to the Company, one of the conditions which would cause the Company to fall “below criteria” is if the Company’s average global market capitalization is less than $75 million over a consecutive 30 trading-day period and, at the same time, its stockholders’ equity is  less than $75 million.

The NYSE has requested that the Company submit its business plan on or about September 15, 2005, for review to determine if, in the NYSE’s opinion, the Company would gain compliance with the new continued listing requirements within 18 months. If the NYSE determines that the business plan meets the NYSE’s requirements, the Company would continue to be listed on the NYSE during the 18 month period, pending quarterly reviews by the NYSE for compliance with the business plan. If the Company should be informed by the NYSE that the submitted plan does not meet the NYSE’s requirements, the Company would pursue an alternative trading market for its common stock.

Item 7.01. Regulation FD.

The information set forth under Item 3.01 above is incorporated herein by reference.

“Safe Harbor Statement” Under the Private Securities Litigation Reform Act of 1995

Except for historical information contained herein, the matters discussed herein are forward-looking statements (as such term is defined in the Securities Act of 1933, as amended) that are subject to risks and uncertainties that could cause actual results to differ materially.  There are a number of factors that may cause actual results to differ from these forward-looking statements, including the success of marketing and sales strategies and new product development, the price of raw materials, and general economic and business conditions.  Other risks and uncertainties that may materially affect the company are provided in the company’s annual reports to shareholders and the company’s periodic reports filed with the Securities and Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.  Please refer to these documents for a more thorough description of these and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TASTY BAKING COMPANY
(Registrant)

Date: August 5, 2005	/s/ David S. Marberger
David S. Marberger
Senior Vice President and Chief Financial Officer